As filed with the Securities and Exchange Commission on October 23, 1997

                                                   Registration No. 333-________

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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                  ------------------
                                       FORM S-8
                                REGISTRATION STATEMENT
                                      UNDER THE
                                SECURITIES ACT OF 1933
                                  ------------------

                              SUN HEALTHCARE GROUP, INC.
                (Exact name of Registrant as specified in its charter)

              DELAWARE                                     85-0410612
    (State or other jurisdiction of                      (I.R.S Employer
    incorporation or organization)                    Identification Number)

                                  101 SUN LANE, N.E.
                            ALBUQUERQUE, NEW MEXICO 87109
                       (Address of Principal Executive Offices)


                 SUN HEALTHCARE GROUP, INC. 1997 STOCK INCENTIVE PLAN

          SUN HEALTHCARE GROUP, INC. 1997 NON-EMPLOYEE DIRECTORS' STOCK PLAN

                              (Full title of the plans)
                                  ------------------

                                    ROBERT MURPHY
                                   GENERAL COUNSEL
                                  101 SUN LANE, N.E.
                            ALBUQUERQUE, NEW MEXICO 87109
                       (Name and address of agent for service)

                                    (505) 821-3355
            (Telephone number, including area code, of agent for service)

                                  ------------------
                           CALCULATION OF REGISTRATION FEE


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       TITLE OF                AMOUNT       PROPOSED MAXIMUM    PROPOSED MAXIMUM      AMOUNT OF
    SECURITIES TO BE           TO BE        OFFERING PRICE PER       AGGREGATE       REGISTRATION
      REGISTERED             REGISTERED          SHARE(1)        OFFERING PRICE(1)       FEE
------------------------------------------------------------------------------------------------------
Common stock                 4,900,000         $20.969             $102,748,100          $31,136
par value $.01 per share
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------


(1) The price shown is the average of the high and low prices of the Common Stock on the New York Stock Exchange consolidated reporting system on October 15, 1997, in accordance with Rule 457(c), and is being utilized solely for the purpose of calculating the registration fee.

                                        Part I

                 INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.       PLAN INFORMATION.*

Item 2.       REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

---------------------

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act, and the "Note" to Part I of Form S-8.


                                       Part II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents are incorporated by reference in this Registration Statement:

         (a) the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996 (as amended on Form 10-K/A on April 30, 1997);

         (b) the Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1997;

         (c) the Registrant's Current Reports on Form 8-K filed February 14, 1997 (as amended on Form 8-K/A filed April 14, 1997), February 24, 1997, March 28, 1997, May 30, 1997 June 18, 1997, July 9, 1997
              and August 26, 1997; and

         (d) the description of the Registrant's common stock, par value $.01 per share, contained in the Registrant's Registration Statement on Form 10 filed on June 1, 1993, and the description of Sun's Preferred Stock Purchase Rights contained in its Registration Statement on Form 8-A filed on June 6, 1995, as amended by Form 8-A/A-1 filed on August 17, 1995.

    All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

Item 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Michael T. Berg, the Company's Assistant Secretary and Corporate Counsel, has given the legal opinion on the validity of the securities being registered herewith.

Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.


         Section 145 of the Delaware General Corporation Law (the "DGCL") authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Act").

         As authorized by Section 102(b)(7) of the DGCL, the Registrant's Certificate of Incorporation limits the personal liability of each director of the Registrant to the Registrant or its stockholders for monetary damages for breach of his fiduciary duty as a director except to the extent such limitation of liability is not permitted under the DGCL. The DGCL provides that the liability of a director may not be limited (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for liability for payment of dividends or stock purchases or redemptions in violation of the DGCL or (iv) for any transaction from which the director derived an improper personal benefit.

         In addition, the Registrant's Bylaws provide that the Registrant shall indemnify any and all of its directors, or former directors, to the fullest extent permitted by law against claims and liabilities to which such persons may become subject. The DGCL provides that indemnification is permissible only when the director acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The DGCL also permits indemnification in respect of any claim, issue, or matter as to which such person shall have been adjudicated to be liable to the corporation to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought has determined upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity. The Registrant has also entered into indemnification agreements with certain of its officers and with its directors and also provides insurance coverage to such parties.

         The Registrant has entered into Registration Rights Agreements with certain of its stockholders. Such agreements provide for indemnification by such stockholders of the Registrant and its officers and directors, and by the Registrant of such stockholders, for certain liabilities arising under the Act or otherwise.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

Item 8.  EXHIBITS

         The following exhibits are filed as part of this Registration
         Statement:

         4.1   Sun Healthcare Group, Inc. 1997 Stock Incentive Plan.

         4.2   Sun Healthcare Group, Inc. 1997 Non-Employee Directors' Stock
               Plan.

         4.3 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1 (File No. 33-62670).

         4.4 Amendment to the Certificate of Incorporation filed on April 15, 1993 (incorporated by reference to Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ending December 31, 1995).

         4.5 Amendment to Certificate of Incorporation filed on June 23, 1994 (incorporated by reference to Exhibit 3.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ending December 31, 1995).

         4.6   Bylaws of the Registrant (incorporated by reference to Exhibit
               3.2 to the Registrant's Registration Statement on Form S-1 (Reg. No. 33-62670).

         5 Opinion of Legal Counsel regarding legality of common stock being registered.

         23.1  Consent of Arthur Andersen LLP.

         23.3  Consent of Legal Counsel (included in Exhibit 5).

         24    Powers of Attorney (included on signature page).

Item 9.  UNDERTAKINGS.

         (a)   The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

               (2) That , for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Albuquerque, State of New Mexico on October 20, 1997.


                                       SUN HEALTHCARE GROUP, INC.

                                       By:    /s/ Andrew L. Turner
                                          --------------------------------
                                       Name:  Andrew L. Turner
                                       Title: Chief Executive Officer


         Each person whose signature to this Registration Statement appears below hereby appoints each of Robert D. Woltil and Robert F. Murphy, as his attorney-in-fact to sign on his/her behalf individually and in the capacity stated below to file all supplements; amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as a part of or in connection with this Registration Statement or any amendment or supplement thereto, and any such attorney-in-fact may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

         Pursuant to the Requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the indicated capacities on October 20, 1997.

SIGNATURE                             TITLE


    /s/ Andrew L. Turner              Chairman of the Board of Directors
---------------------------------     and Chief Executive Officer
        Andrew L. Turner              (principal executive officer)


    /s/ Robert D. Woltil              Chief Financial Officer
---------------------------------     (principal financial officer)
        Robert D. Woltil


    /s/ William C. Warrick            Vice President-Finance and Corporate
---------------------------------     Controller (principal accounting officer)
        William C. Warrick


    /s/ John E. Bingaman              Director
---------------------------------
        John E. Bingaman


    /s/ Zev Karkomi                   Director
---------------------------------
        Zev Karkomi


    /s/ Robert A. Levin               Director
---------------------------------
        Robert A. Levin

    /s/ Martin G. Mand                Director
---------------------------------
        Martin G. Mand


    /s/ Lois E. Silverman             Director
---------------------------------
        Lois E. Silverman


    /s/ Warren C. Schelling           Director
---------------------------------
        Warren C. Schelling


    /s/ James R. Tolbert              Director
---------------------------------
        James R. Tolbert


                                      Director
---------------------------------
        R. James Woolsey


    /s/ Mark G. Wimer                 Director
---------------------------------
        Mark G. Wimer

                                    EXHIBIT INDEX



EXHIBIT NO.    DESCRIPTION OF DOCUMENT
-----------    -----------------------

   4.1         Sun Healthcare Group, Inc. 1997 Stock Incentive Plan

   4.2         Sun Healthcare Group, Inc. 1997 Non-Employee Directors' Stock
               Plan.

   4.3 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to Registrant's Registration Statement on Form S-1 (File No. 33-62670).

   4.4 Amendment to the Certificate of Incorporation filed on April 15, 1993 (incorporated by reference to Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ending December 31, 1995).

   4.5 Amendment to Certificate of Incorporation filed on June 23, 1994 (incorporated by reference to Exhibit 3.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ending December 31, 1995).

   4.6         Bylaws of the Registrant (incorporated by reference to Exhibit
               3.2 to the Registrant's Registration Statement on Form S-1 (Reg. No. 33-62670).

   5 Opinion of Legal Counsel regarding legality of common stock being registered.

   23.1        Consent of Arthur Andersen LLP.

   23.3        Consent of Legal Counsel (included in Exhibit 5).

   24.         Powers of Attorney (included on signature page).